UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 19, 2012

PolyOne Corporation

(Exact Name of Registrant as Specified in Its Charter)

Ohio	1-16091	34-1730488
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PolyOne Center

33587 Walker Road

Avon Lake, Ohio 44012

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (440) 930-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

PolyOne Director, J. Douglas Campbell, who will be reaching the Company’s mandatory retirement age in 2013, notified the Company on September 19, 2012 that he will retire early from the Company’s Board of Directors, following the Company’s October 11, 2012 Board meeting. Mr. Campbell’s decision was not due to any disagreement with the Company’s management or Board of Directors. The Company is grateful to Mr. Campbell for his nineteen years of service on the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PolyOne Corporation

By:	/s/ Lisa K. Kunkle
Lisa K. Kunkle
Vice President, General Counsel and Secretary

Date: September 25, 2012